Income Taxes	12 Months Ended
May 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE F — INCOME TAXES

The provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the liability method.

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated. Certain foreign operations are branches of RPM International Inc.’s subsidiaries and are therefore subject to income taxes in both the United States and the respective foreign jurisdictions. Accordingly, the provision (benefit) for income taxes by jurisdiction and the income (loss) before income taxes by jurisdiction may not be directly related.

Year Ended May 31,	2016	2015	2014
(In thousands)
United States	$310,695	$273,278	$209,626
Foreign	172,771	179,975	214,861
Income Before Income Taxes	$483,466	$453,253	$424,487

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2016	2015	2014
(In thousands)
Current:
U.S. Federal	$75,200	$77,374	$46,846
State and local	6,230	4,876	5,660
Foreign	35,179	45,173	59,425
Total Current	116,609	127,423	111,931
Deferred:
U.S. Federal	17,625	97,112	16,747
State and local	1,907	1,494	1,292
Foreign	(10,133)	(1,104)	(11,467)
Total Deferred	9,399	97,502	6,572
Provision for Income Taxes	$126,008	$224,925	$118,503

The significant components of deferred income tax assets and liabilities as of May 31, 2016 and 2015 were as follows:

	2016	2015
(In thousands)
Deferred income tax assets related to:
Inventories	$12,894	$8,530
Allowance for losses	11,014	8,575
Bankruptcy note liability	118,551	117,263
Accrued compensation and benefits	132,707	111,843
Accrued other expenses	20,310	15,932
Other long-term liabilities	20,570	21,911
Net operating loss and credit carryforwards	66,438	87,595
Net unrealized loss on securities	27,540	21,562
Total Deferred Income Tax Assets	410,024	393,211
Less: valuation allowances	(60,103)	(68,043)
Net Deferred Income Tax Assets	349,921	325,168
Deferred income tax (liabilities) related to:
Depreciation	(64,506)	(56,636)
Pension and other postretirement benefits	(17,975)	(16,256)
Amortization of intangibles	(198,940)	(198,872)
Unremitted foreign earnings	(98,520)	(108,508)
Total Deferred Income Tax (Liabilities)	(379,941)	(380,272)
Deferred Income Tax Assets (Liabilities), Net	$(30,020)	$(55,104)

At May 31, 2016, we had U.S. federal foreign tax credit carryforwards of approximately $16.2 million, which expire in various years ending in 2026. Additionally, at May 31, 2016, we had approximately $61.6 million of state net operating loss carryforwards that expire at various dates beginning in 2017 and foreign net operating loss carryforwards of approximately $158.6 million, of which approximately $24.2 million will expire at various dates beginning in 2017 and approximately $134.4 million that have an indefinite carryforward period. Also, as of May 31, 2016, we had foreign capital loss carryforwards of approximately $14.7 million that can be carried forward indefinitely.  These net operating loss, capital loss and foreign tax credit carryforwards may be used to offset a portion of future taxable income and, thereby, reduce or eliminate our U.S. federal, state or foreign income taxes otherwise payable.

When evaluating the realizability of deferred income tax assets, we consider, among other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset.  More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we generally conclude that it is more likely than not that the respective deferred tax asset will not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise.  If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required.  To the extent that the deferred income tax asset is expected to be utilized within the carryback or carryforward periods, we would conclude that a valuation allowance would not be required.

In applying the above, we determined, based on the available evidence that future taxable income from certain of our foreign subsidiaries will be sufficient to recognize corresponding deferred tax asset that were previously subject to valuation allowances.  As a result, during this fiscal year, we recorded a net reduction in valuation allowances associated with the estimated utilization of foreign net operating loss carryforwards of $5.8 million. This benefit was partially offset by $2.4 million of additions to valuation allowances for other foreign deferred tax assets.  For the year ended May 31, 2015, we determined that future U.S. taxable income along with anticipated foreign source income, will be sufficient to recognize foreign tax and other credit carryforwards of approximately $12.0 million that were previously subject to valuation allowances. The benefit was partially offset by approximately $1.5 million of other incremental adjustments to the valuation allowances.  Further, we believe it is uncertain whether future taxable income of certain of our foreign subsidiaries and future taxable income of the appropriate character will be sufficient to recognize the remaining corresponding deferred tax assets.  Accordingly, we intend to maintain the recorded valuation allowances until sufficient positive evidence exists to support a reversal of the tax valuation allowances.

Total valuation allowances of approximately $60.1 million and $68.0 million have been recorded as of May 31, 2016 and 2015, respectively.  The recorded valuation allowances relate to foreign capital loss carryforwards, certain foreign net operating losses, net foreign deferred tax assets and unrealized losses on securities.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2016	2015	2014
(In thousands)
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$169,213	$158,638	$148,570
Impact of foreign operations	(29,969)	(32,706)	(27,374)
State and local income taxes, net of federal income tax benefit	4,310	4,140	4,519
Tax benefits from the domestic manufacturing deduction	(8,030)	-	(4,878)
Nondeductible business expense	2,224	1,782	1,508
Valuation allowance	(3,357)	(10,455)	(2,998)
Unremitted foreign earnings	(3,712)	106,227	2,500
Non-taxable gain from joint venture remeasurement	(2,790)	-	-
Other	(1,881)	(2,701)	(3,344)
Provision for Income Tax Expense	$126,008	$224,925	$118,503
Effective Income Tax Rate	26.1%	49.6%	27.9%

Uncertain income tax positions are accounted for in accordance with ASC 740.  The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2016	2015	2014
Balance at June 1	$12.9	$15.7	$8.4
Additions based on tax positions related to current year	0.3	-	0.1
Additions for tax positions of prior years	2.6	0.9	9.0
Reductions for tax positions of prior years	(1.4)	(1.5)	(1.3)
Foreign currency translation	(0.7)	(2.2)	(0.5)
Balance at May 31	$13.7	$12.9	$15.7

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was $3.9 million at May 31, 2016, $3.9 million at May 31, 2015 and $15.0 million at May 31, 2014.  We do not anticipate any significant changes to the above total unrecognized tax benefits within the next 12 months.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2016, 2015 and 2014, the accrual for interest and penalties was $2.8 million, $3.8 million and $5.2 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We, or our subsidiaries, file income tax returns in the U.S. and in various state, local and foreign jurisdictions. The Internal Revenue Service has informed us that it will perform a limited scope examination of fiscal year 2013. Further, with limited exceptions, we, or our subsidiaries, are generally subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2010 through 2016.

We are currently under examination, or have been notified of an upcoming tax examination for various non-U.S. and domestic state and local jurisdictions.  Although it is possible that certain tax examinations could be resolved during the next 12 months, the timing and outcomes are uncertain.

At May 31, 2015, we determined that it was possible that we could repatriate approximately $419.1 million of unremitted foreign earnings in the foreseeable future. Accordingly, as of May 31, 2015, we recorded a deferred income tax liability of $108.5 million, which represented our estimate of the U.S. income and foreign withholding tax associated with the $419.1 million of undistributed foreign earnings not considered permanently reinvested. As of May 31, 2016, the amount of undistributed earnings that may be repatriated is $377.3 million and the corresponding deferred tax liability has been reduced to $98.5 million. This reduction in the amount of unremitted foreign earnings that are not considered permanently reinvested is primarily due to foreign currency revaluations and actual distributions of foreign earnings during the year. The reduction to the deferred tax liability related to foreign currency revaluation was approximately $6.0 million, which was recorded in accumulated other comprehensive income (loss).

We have not provided for U.S. income taxes or foreign withholding taxes on the remaining $1.1 billion of foreign undistributed earnings because such earnings have been retained and reinvested by the foreign subsidiaries as of May 31, 2016. Accordingly, no provision has been made for U.S. income taxes or foreign withholding taxes, which may become payable if the remaining undistributed earnings of foreign subsidiaries were distributed to the U.S. Due to the uncertainties and complexities involved in the various options for repatriation of foreign earnings, it is not practical to calculate the deferred taxes associated with the remaining foreign earnings.